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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)    June 23, 2005
                                                --------------------------------

                        Abington Community Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


Pennsylvania                           000-51077                   02-0724068
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                            Identification No.)


180 Old York Road, Jenkintown, Pennsylvania                            19046
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code  (215) 886-8280
                                                  ------------------------------


                                 Not Applicable
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              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
              ------------------------------------------

        On June 23, 2005, the shareholders of Abington Community Bancorp, Inc. ("Abington") approved the Abington Community Bancorp, Inc. 2005 Stock Option Plan (the "Stock Option Plan"). Pursuant to the terms of the Stock Option Plan, options to acquire up to 714,150 shares of Abington common stock may be granted to employees and non-employee directors of Abington and employees and non-employee directors of its wholly owned subsidiary, Abington Bank.

        Also, on June 23, 2005, the shareholders of Abington approved the Abington Community Bancorp, Inc. 2005 Recognition and Retention Plan and Trust Agreement (the "RRP"). Pursuant to the terms of the RRP, awards of up to 285,660 shares of Abington common stock may be granted to employees and non-employee directors of Abington and employees and non-employee directors of Abington Bank.

        For additional information, reference is made to the Stock Option Plan and the RRP which are included herein as Exhibits 10.1 and 10.2, respectively, and which are incorporated herein by reference thereto.

ITEM 8.01     OTHER EVENTS
              ------------

        On June 23, 2005, Abington issued a press release announcing the results of its first Annual Meeting of Shareholders and its intention to commence stock repurchases to fund the RRP.

        For additional information, reference is made to Abington's press release dated June 23, 2005, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

        (a)   Not applicable.

        (b)   Not applicable.

        (c)   The following exhibits are included with this Report:

              Exhibit No.      Description
              ---------------  -------------------------------------------------
              10.1             Abington Community Bancorp, Inc. 2005 Stock
                               Option Plan
              10.2             Abington Community Bancorp, Inc. 2005 Recognition
                               and Retention Plan and Trust Agreement
              99.1             Press Release, dated June 23, 2005


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ABINGTON COMMUNITY BANCORP, INC.


                                           By: /s/ Robert W. White
                                              ----------------------------------
                                              Name:  Robert W. White
                                              Title: Chairman, President and
                                                     Chief Executive Officer
Date: June 27, 2005





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                                  EXHIBIT INDEX


     Exhibit No.      Description
     ---------------  ----------------------------------------------------------
     10.1             Abington Community Bancorp, Inc. 2005 Stock Option Plan
     10.2             Abington Community Bancorp, Inc. 2005 Recognition and
                      Retention Plan and Trust Agreement
     99.1             Press Release, dated June 23, 2005